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                                   EXHIBIT 24
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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 21, 1994, included in Chattem, Inc.'s Form 10-K for the year ended November 30, 1993, and to all references to our firm included in this registration statement.

                                                             ARTHUR ANDERSEN LLP


Chattanooga, Tennessee
February 7, 1995